               SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                           June 15, 1994
________________________________________________________________________
        Date of Report (Date of earliest event reported)


                      Southwestern Life Corporation
________________________________________________________________________
       (Exact name of Registrant as specified in its charter)


     Delaware                      1-7697           43-6069928
________________________________________________________________________
(State or other jurisdiction    (Commission     (IRS employer
of incorporation                  file no.)     identification no.)


    100 Mallard Creek Road, Suite 400, Louisville, Kentucky  40207
________________________________________________________________________
     (Address of principal executive offices, including zip code)


                             (502) 894-2100
_______________________________________________________________________
       (Registrant's telephone number, including area code)


                           I.C.H. Corporation
_______________________________________________________________________
     (Former name or former address, if changed since last report)








                                                     Page 1 of 2 Pages
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    Effective June 15, 1994, the Registrant amended Article One of its Certificate of Incorporation to change its name from I.C.H. Corporation to Southwestern Life Corporation. The following table shows the symbols under which the Registrant's Common Stock and $1.75 Convertible Exchangeable Preferred Stock, Series 1986-A are now listed for trading on the American Stock Exchange and, in the case of the Common Stock, the Chicago Stock Exchange, and the new CUSIP numbers assigned to that class and series of stock as a result of the change in corporate name:


                                             Trading      CUSIP
                                             Symbol      Number
                                             _______     _______
Common Stock                                 SLC        845605104

$1.75 Convertible Exchangeable
  Preferred Stock, Series 1986-A             SLC Pr A   845605203


     Date of shareholder approval of the amendment to Article One of the Certificate of Incorporation to change the Registrant's name: May 26, 1994.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHWESTERN LIFE CORPORATION



                              By:   /s/ John T. Hull
                                   _________________________________
                                   John T. Hull, Executive Vice
                                   President and Chief Financial
                                   Officer


Date:  June 15, 1994



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